Scudder Dividend & Growth Fund

                Supplement to Statement of Additional Information
                              dated April 12, 2000

The following amends information on page 33, the eleventh paragraph under the section "Investment Adviser" in the Fund's Statement of Additional Information:

The Fund's Board approved an amended and restated Investment Management Agreement effective October 2, 2000. The complete fee schedule is as follows:

                                         Annual Investment
                                         -----------------
     Average daily net assets           Management fee rate
     ------------------------           -------------------

        First $500 million                     0.75%
      Exceeding $500 million                   0.70%

As of October 2, 2000, the Fund's net assets were approximately $29.5 million.



October 31, 2000



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